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                                                                  EXHIBIT 10.31


                            STOCK PURCHASE AGREEMENT

         AGREEMENT made as of October 23, 1996 by and among Lithium Technology Corporation, a Delaware corporation (the "Company"), and_____________________ (the "Purchaser").

                                   WITNESSETH:

         WHEREAS, the Company and the Purchaser have entered into a $___________ Convertible Note Purchase Agreement of even date herewith (the "Note Agreement") pursuant to which, among other things, the Purchaser has loaned to the Company the principal amount of $____________________; and

         WHEREAS, in connection with the transactions contemplated under the Note Agreement, the Company and the Purchaser desire to provide for and agree to the issuance and sale of certain shares of the Company's common stock (the "Common Stock") to the Purchaser upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants made herein and in the Note Agreement, and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Note Agreement.

         1. Investment/Interest Shares. In consideration of the Purchaser's advance of the principal amount of the Notes to the Company and other services to be rendered, and in payment of all




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interest due on the Notes arising through and including the 150th day from and after the Closing Date, the Company shall issue to the Purchaser on the Closing Date___________ shares of Common Stock (the "Investment/Interest Shares"). For purposes of this Agreement, the term "Current Market Value" shall mean the average of the daily averages of the closing bid and closing asked prices of the Common Stock for the five (5) trading days immediately preceding the day on which the calculation is being made and given effect.

         2. Escrowed Shares. Subject to early issuance pursuant to Section 5(e) of the Note Agreement, in the event that the principal amount of the Notes is not repaid on or before the expiration of the period of ninety (90) days from and after the Closing Date, the Company agrees on the 91st day from and after the Closing Date to issue to the Purchaser and deliver to an escrow agent mutually satisfactory to the Purchaser and the Company pursuant to an exemption from registration of the Common Stock under Regulation S under the Securities Act the number of shares of Common Stock of the Company equal to U.S. $3,500,000 divided by 70% of the Current Market Value of the Company's securities on the date of issuance of such shares which shall then be multiplied by the fraction whose numerator is the principal amount of the Purchaser's Notes on the

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Closing Date and whose denominator is $1,750,000 (the "Escrowed Shares")
provided, however, that in the event that the Company exercises the First Extension and the Current Market Value of the Company's Common Stock is less on the 121st day after the Closing Date than the Current Market Value of the Company's Common Stock was on the 91st day after the Closing Date, then the number of Escrowed Shares determined in accordance with this sentence, issued to the Purchaser, and deposited with the aforementioned escrow agent shall be recalculated as of the 121st day as if the Current Market Value of the Company's Common Stock referred to in subclause (i) of this Section 1(d) were determined on such 121st day after the Closing Date; and further, provided, that in the event that the Company exercises the Second Extension and the Current Market Value of the Company's Common Stock is less on the 151st day after the Closing Date than the Current Market Value of the Company's Common Stock was on either the 91st day after the Closing Date or the 121st day after the Closing Date, then the number of Escrowed Shares determined in accordance with this sentence, issued to the Purchaser, and deposited with the aforementioned escrow agent shall be recalculated as of the 151st day after the Closing Date as if the Current Market Value of the Company's Common Stock referred to in sub-clause (i) of this Section 1(d) were determined on such 151st day after the Closing Date. It is the expressed understanding of the Purchaser and the Company that the Escrowed Shares shall not be released from escrow to the Purchasers until and unless an Event of Default (as defined in the Notes) has

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occurred under the Notes and the Purchaser has elected to accept all the then outstanding Escrowed Shares as payment in full of the then outstanding Notes, or as otherwise provided in the Note Agreement or Escrow Agreement.

         3. Extension Shares. In the event that the Company exercises one or both of the options to extend the Maturity Date as provided for in Section 1(c) of the Note Agreement, the Company shall issue the following shares of Common Stock to the Purchaser:

                           a. First Extension. In the event that the Company
                  exercises the first extension referred to in Section 1(c) of the Note Agreement, the Company shall issue to the Purchaser the number of shares of Common Stock (the "First Extension Shares") equal to $175,000 divided by 80% of the Current Market Value of the Common Stock as determined by the above calculation on the first day of such first extension which shall then be multiplied by the fraction whose numerator is the principal amount of the Purchaser's Notes on the Closing Date and whose denominator is $1,750,000.

                           b. Second Extension. In the event that the Company
                  exercises the second extension referred to in Section 1(c) of the Note Agreement, the Company shall issue to the Purchaser the number of shares of Common Stock (the "Second Extension Shares") equal to $175,000 divided by 80% of the Current Market Value of the Common Stock as determined by the above calculation on the first

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                  day of such second extension which shall then be multiplied by the fraction whose numerator is the principal amount of the Purchaser's Notes on the Closing Date and whose denominator is $1,750,000.

         4. Late Registration Statement Shares. In the event that the registration statement relating to the Laidlaw & Co. Underwritten Offering (the "Registration Statement") is not filed with the U.S. Securities and Exchange Commission within thirty (30) days after the Closing Date, then the Company shall issue to the Purchaser shares of Common Stock based upon the following formula:

                  (i) The number of shares of Common Stock equal to U.S. $43,750 divided by 80% of the Current Market Value of the Shares as determined by the above calculation on the 30th day following the Closing Date which shall then be multiplied by the fraction whose numerator is the principal amount of the Purchaser's Notes on the Closing Date and whose denominator is $1,750,000. Additionally, at the end of each seven (7) day period following the expiration of the initial 30 day period from and after the Closing Date that the Registration Statement relating to the Underwritten Offering is not filed, the Company shall issue to the Purchaser on a weekly basis the number of Shares of Common Stock of the Company based upon the following formula:

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                           (a)      The number of Shares of Common Stock equal
                                    to $8,750 divided by 80% of the Current
                                    Market Value of the Common Stock as
                                    determined by the above calculation on the first day of each such seven-day period that the Registration Statement has not been filed by the Company which shall then be multiplied by the fraction whose numerator is the principal amount of the Purchaser's Notes on the Closing Date and whose denominator is $1,750,000 and pro rated (on the basis of a five day week) for the number of business days during each such seven-day period that the Registration Statement is not filed.

         5. The Company's Representations and Warranties. The Company hereby represents and warrants to, and agrees with, the Purchaser that:

                  (a) The Disclosure Documents do not contain any untrue statement of a material fact or omit to state any material fact as of their respective dates of filing with the SEC and/or issuance to the media (as applicable) necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There has been no material adverse change in the Company's business or financial condition since October 14, 1996.

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                  (b) The Company has been duly incorporated, is validly
existing, and is in good standing under the laws of the State of Delaware with corporate power and authority to own its property and to conduct its business as described in the Disclosure Documents and to enter into and perform its obligations under this Agreement.

                  (c) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholder of the Company with respect to any securities of the Company. The shares of Common Stock issuable pursuant to this Agreement ("Shares") have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. The Company is a "Domestic Issuer" and a "Reporting Issuer," as such terms are as defined by Rule 902 of Regulation S. The Company has registered its common stock pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is in full compliance with all reporting requirements of either Section 13(a) or 15(d) of the Exchange Act, and the Company's common stock trades on the Electronic Bulletin Board. The Company has not offered the Shares to any person in the United States, any identifiable group of U.S. citizens abroad, or to any U.S. Person (as defined by Regulation S). At the time the buy order (if any) was originated, the Company and/or its agents reasonably believed the Purchaser was

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outside the United States and was not a U.S. Person based on the Purchaser's representations set forth herein. The Company and/or its agents reasonably believe that the sale of Shares has not been prearranged with a buyer in the United States. The execution and delivery of this Agreement and the consummation of the issuance of the Shares and the transactions contemplated by this Agreement do not and will not (1) require the consent, authorization, or approval of any third party or any government body, or (2) conflict with or result in a material breach by the Company of any of the terms or provisions of, or constitute a default under, the articles of incorporation or bylaws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets. The Company will instruct its transfer agent to issue one or more share certificates representing the Shares with the following restrictive legend set forth below in the name of the Purchaser and in such denominations to be specified by the Purchaser prior to closing:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE
                  HAVE BEEN ISSUED PURSUANT TO REGULATION S
                  UNDER THE UNITED STATES SECURITIES ACT OF
                  1933, AS AMENDED, AND MAY NOT BE SOLD,

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                  TRANSFERRED, HYPOTHECATED OR OTHERWISE
                  DISPOSED OF TO ANY U.S. PERSON (AS SUCH TERM
                  IS DEFINED UNDER REGULATION S) UNTIL THE 41st DAY FOLLOWING THE DATE OF THEIR PURCHASE BY THE REGISTERED HOLDER. AS SUCH, THIS LEGEND, AND ANY EXISTING STOP TRANSFER INSTRUCTIONS TO THE TRANSFER AGENT SHALL EXPIRE ON _______, 1996.

         The Company further warrants that no instructions other than these instructions, and instructions for a "stop transfer" until the end of the Restricted Period (as defined by Regulation S), have been given to the transfer agent and also warrants that the Shares shall otherwise be freely transferable on the books and records of the Company after the end of the Restricted Period in compliance with Regulation S. The Company will notify the transfer agent of the date of completion of the offering and of the date of expiration of the Restricted Period. The Company has taken and will take no action that will affect in any way the running of the Restricted Period or the ability of the Purchaser to resell the Shares in accordance with applicable securities laws and this Agreement; and the Company will comply with all applicable securities laws and regulations with respect to the sale of the Shares, including but not limited to the filing of all reports required to be filed in connection therewith with the Securities and Exchange Commission or any stock exchange or NASDAQ or any other regulatory authority.

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                  (d) This Agreement has been duly authorized, executed and
delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and subject to the Exon-Florio provision of the Omnibus Trade and Competitiveness Act of 1988 ("Exon-Florio").

         6. The Purchaser's Representations and Warranties. The Purchaser hereby represents and warrants to, and agrees with, the Company that:

                  (a) The Purchaser (if not a natural person) has been duly organized, is validly existing, and is in good standing under the laws of the jurisdiction of its formation with corporate or other power and authority to own its property and to conduct its business and to enter into and perform its obligations under this Agreement.

                  (b) The execution, delivery and performance of this Agreement by the Purchaser has been duly authorized by all necessary action of the Purchaser.

                  (c) This Agreement constitutes the legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as the same may be modified by bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and by general principles of equity.

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                  (d) The Purchaser has received and reviewed the Company's
Disclosure Documents and the Purchaser or the Purchaser's designated representative has concluded a satisfactory due diligence investigation of the Company and has had an opportunity to have all their questions regarding the Company satisfactorily answered.

                  (e) The Purchaser is acquiring the securities referred to herein for investment purposes only without intent to distribute the same, and acknowledges that (A) such securities have not been registered under the Securities Act and applicable state securities laws, and accordingly, constitute "restricted securities" for purposes of the Securities Act and such state securities laws, (B) the Purchaser will not be able to transfer such securities except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or exemptions therefrom including without limitation Regulation S, (C) the certificates evidencing such securities may contain a legend to the foregoing effect, (D) such securities are speculative and involve a high degree of risk and the Purchaser is able to sustain the loss of the entire amount of his/its investment, and (E) the Purchaser has previously invested in unregistered securities and has sufficient financial and investing expertise to evaluate and understand the risks of such securities.

                  (f) The Purchaser is not a United States person, United States citizen or resident nor an entity organized under the laws of the United States or any of the States, nor located in the

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United States, nor purchasing the aforementioned securities directly or indirectly for the account or benefit of or on behalf of a United States citizen or resident or such entity. The Purchaser is familiar with and understand the provisions of Regulation S promulgated under the Securities Act.

         7. The Company's Covenants. In further consideration of the Purchaser's agreements herein contained, the Company covenants and agrees with the Purchaser as follows:

                  (a) To qualify the shares referred to herein for offer and sale under the state securities or blue sky laws of such jurisdictions as the Purchaser shall reasonably request and to maintain such qualifications in effect for so long as required for the resale of such shares by the Purchaser, in no case to exceed one year from the date of conversion and except that the Company shall not be required in connection therewith to qualify as a foreign corporation.

                  (b) The Company agrees to reserve and keep available at all times, free of pre-emptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Common Stock upon the terms of this Agreement.

         8.       Offering of Securities; Restrictions on Transfer.

                  (a) The Purchaser acknowledges and agrees that the Shares issuable in accordance with the terms of this Stock Purchase Agreement have not been and will not be registered under the Securities Act and have not been and may not be offered or sold within the United States or to, or for the account or benefit of,

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United States persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. The Purchaser represents and agrees that it/he will offer and sell the Shares only in accordance with (i) Regulation S, (ii) an exemption from registration under the Securities Act, or (iii) an effective registration statement under the Securities Act. Without limiting the generality of the foregoing, the Purchaser agrees that it/he will not transfer the Shares on or prior to forty (40) days after the Closing Date.

                  (b) The Purchaser further acknowledges and agrees that neither it/he nor its/his affiliates, nor any persons acting on its/his behalf, has engaged or will engage in any directed selling efforts (as defined in Regulation
S) with respect to the Shares, and the Purchaser, its/his affiliates and all persons acting on the Purchaser's behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Purchaser agrees that, at or prior to confirmation of any sale of Shares the Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases such Shares from Purchaser during the restricted period a confirmation or notice to substantially the following effect:

                  "The securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution thereof at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with

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                  Regulation S under the Securities Act.  Terms
                  used above have the meanings given to them by Regulation S."

                  (c) The Purchaser is not a "distributor" as that term is used in Regulation S.

                  (d) The Purchaser agrees that it/he will not offer or sell the Shares purchased from the Company hereunder by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act).

                  (e) The Purchaser represents, warrants and agrees that it/he will not offer or sell any Shares in any jurisdiction except under circumstances that will result in compliance with the applicable laws thereof, and that the Purchaser will take its/his own expense whatever action is required to permit offers, sales or the purchase and resale by it/them of the Shares. The Purchaser understands that no action has been taken by the Company to permit a public or private offering in any jurisdiction outside the United States where action would be required for such purpose.

                  (f) The Purchaser represents and agrees that any activities with respect to the Shares or the Common Stock in connection with the distribution of the Shares will be conducted in compliance with the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") including without limitation Rule 10b-7 under the Exchange Act to the extent such Rule is applicable thereto.

                  (g) (1) The Purchaser agrees that any distributor shall agree in writing that all offers and sales of the Shares prior to

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the expiration of the restricted period specified in Rule 903(c)(2) or (3), as applicable, shall be made only: in accordance with the provisions of Rule 903 or 904; pursuant to registration of the Shares under the Securities Act; or pursuant to an available exemption from the registration requirements of the Securities Act; and

                           (2) All offering materials and documents (other than
press releases) used in connection with offers and sales of the Shares prior to the expiration of the restricted period specified in Rule 903(c)(2) or (3), as applicable, shall include statements to the effect that the Shares have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the Shares are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. Such statements shall appear:

                                    (i) on the cover or inside cover page of any
prospectus or offering circular used in connection with the offer or sale of the Shares;

                                    (ii) in the underwriting section of any
prospectus or offering circular used in connection with the offer or sale of the Shares;

                                    (iii) in any advertisement made or issued by
the issuer, any distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing. Such

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statements may appear in summary form on prospectus cover pages and in advertisements.

                           (3) The Purchaser acknowledges and agrees that any
offer or sale of the Shares, if made prior to the expiration of a 40-day restricted period, shall not be made to a U.S. person or for the account or benefit of a U.S. person (other than a distributor).

                           (4) The Purchaser acknowledges and agrees that any
distributor selling Shares to a distributor, a dealer, as defined in Section 2(12) of the Securities Act, or a person receiving a selling concession, fee or other remuneration in respect of the securities sold, prior to the expiration of a 40-day restricted period, shall agree to send a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales that apply to a distributor.

                  (h) The Purchaser agrees that in the case of an offer or sale of Shares prior to the expiration of the restricted period specified in Rule 903(c)(2) or (3), a applicable, by a dealer, as defined in Section 2(12) of the Securities Act, or a person receiving a selling concession, fee or other remuneration in respect of the securities offered or sold:

                           (i) neither the seller nor any person acting on his
behalf knows that the offeree or buyer of the securities is a U.S. person; and

                           (ii) if the seller or any person acting on the
seller's behalf knows that the Purchaser is a dealer, as defined in Section 2(12) of the Securities Act, or is a person receiving a

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selling concession, fee or other remuneration in respect of the Shares sold, the seller or a person acting on the seller's behalf sends to the Purchaser a confirmation or other notice stating that the Shares may be offered and sold during the restricted period only: in accordance with the provisions of Regulation S; pursuant to registration of the securities under the Securities Act; or pursuant to an available exemption from the registration requirements of the Securities Act.

                  Terms used in this Section 8 and Section 5 have the meanings given to them by Regulation S, unless otherwise indicated. The Purchasers agree to indemnify and hold the Company, its officers, directors, attorneys, representatives, and shareholders, or any person who may be deemed to control the Company, harmless from any loss, liability, claim, damage or expense, arising out of the inaccuracy of any of the Purchasers' representations, warranties or statements or the breach of any of the agreements contained herein to the extent, but only to the extent, that such loss, liability, claim, damage or expense results primarily from the Purchasers' gross negligence, recklessness or bad faith with respect to such representation, warranty, statement or agreement.

         9.       Miscellaneous.

                  (a) Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers shall remain operative and in full force and effect,

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regardless of any termination of this Agreement, or any investigation, or any statement as to the results thereof.

                  (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Purchaser shall be directed to the Purchaser at the address set forth on the signature page of the Note Agreement; and notices to the Company shall be directed to it at 5115 Campus Drive, Plymouth Meeting, PA 19462-1129, Attn: Thomas R. Thomsen, Chairman and Chief Executive Officer.

                  (c) Parties. This Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

                  (d) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                            LITHIUM TECHNOLOGY CORPORATION

                                            By:_________________________________
                                                     Thomas R. Thomsen, Chairman
                                                     and Chief Executive Officer

                                            PURCHASER:

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________



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